================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               RAINBOW RENTALS
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [RAINBOW RENTALS LOGO]







                                 April 16, 2001

Dear Fellow Shareholder:

         It is a pleasure to extend to you a cordial invitation to attend the 2001 Annual Meeting of Shareholders of Rainbow Rentals, Inc. This year's annual meeting will be held on May 17, 2001.

         Shareholders will be asked to approve the election of Directors and to ratify the appointment of auditors. In addition, we will present a report on the operations and activities of the Company. Following the meeting, management will be pleased to answer your questions about the Company.

         Please carefully review the Proxy Statement and then complete and sign the Proxy and return it promptly to the Company in the enclosed self-addressed stamped envelope.

         I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         I look forward to seeing you on May 17th.

                               Sincerely,

                               Wayland J. Russell
                               Chairman of the Board and Chief Executive Officer

                              RAINBOW RENTALS, INC.
                             3711 Starr Centre Drive
                              Canfield, Ohio 44406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 17, 2001

         The Annual Meeting of Shareholders of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), will be held at the Holiday Inn - Boardman, 7410 South Avenue, Boardman, Ohio on Thursday, May 17, 2001 at 10:00 a.m.

         The purpose of the meeting will be to:

         1. Fix at six (6) the number of Directors and to elect six (6) Directors for a term expiring in 2002.

         2. Ratify the appointment of KPMG LLP as auditors of the Company for the year ending December 31, 2001.

         3. Transact such other business as is properly brought before the meeting.

         Only holders of shares of Common Stock of record at the close of business on March 30, 2001 will be entitled to notice of and to vote at the meeting. A list of such shareholders will be open for examination by any shareholder at the meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE MARK, DATE AND SIGN YOUR PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                      By Order of the Board of Directors

                                      Michael A. Pecchia
                                      Secretary

Canfield, Ohio
April 16, 2001

                              RAINBOW RENTALS, INC.
                             3711 STARR CENTRE DRIVE
                              CANFIELD, OHIO 44406

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainbow Rentals, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Annual Meeting"). It is anticipated that the proxy statement together with the proxy and the 2000 Annual Report to Shareholders will be mailed to the Company's shareholders commencing on April 16, 2001.

         Pursuant to the Ohio General Corporation Law, a person has the power to revoke its proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) executing and delivering a proxy bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting.

         The Company will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company's shares of Common Stock (the "Common Shares"). In addition, proxies may be solicited by mail, personal interview, telephone or telegraph by Directors, officers or employees of the Company without additional compensation therefor.

                           PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) fixing at six (6) the number of Directors and electing six (6) Directors whose term of office will expire in 2002; (2) ratifying the appointment of KPMG LLP as auditors of the Company for 2001; and (3) transacting such other business as may properly come before the meeting.

         The three persons named in the enclosed Proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the Director nominees named herein and in favor of the proposal listed in Item 2 above.

                                VOTING SECURITIES

         The close of business on March 30, 2001 has been fixed as the record date for the determination of holders of record of the Common Shares of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 5,925,735 Common Shares were outstanding and eligible to be voted at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting is a majority of the outstanding Common Shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting. The election of Directors and the proposal to ratify the appointment of auditors require approval only by a plurality of the votes cast. Abstentions and broker non-votes will not be counted in determining the outcome of the vote with respect to election of directors or appointment of the auditors.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The business of the Company is managed under the direction of the Company's Board of Directors. The number of Directors is currently fixed at five. The board of Directors has submitted a recommendation to the shareholders to increase the number of Directors to six (6). Each of the Directors hold office until the next annual meeting or the election and qualification of their respective successors.

         The Board of Directors has nominated Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L. Burton and Ivan J. Winfield to stand for reelection as Directors and Robert A. Glick as a new Director until the 2002 Annual Meeting of Shareholders.

         At the Annual Meeting, the Common Shares represented by valid Proxies, unless otherwise specified, will be voted to elect the Directors. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

         The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees.

                      NOMINEES FOR TERMS TO EXPIRE IN 2001

                                                   PRINCIPAL OCCUPATION PAST FIVE YEARS,                 DIRECTOR
NAME OF DIRECTOR              AGE                           OTHER DIRECTORSHIPS                           SINCE
----------------              ---                           -------------------                           -----

Wayland J. Russell             49      Chairman of the Board and Chief Executive Officer of the            1986
                                       Company since February 1997, having previously served as the
                                       Company's President since its inception in 1986.

Lawrence S. Hendricks          43      Chief Operating Officer of the Company since February, 1997,        1986
                                       having previously served as Vice President for Store
                                       Operations since the Company's inception in 1986.

Michael J. Viveiros            45      President of the Company since February 1997, having                1986
                                       previously served as Vice President since the Company's
                                       inception in 1986.

Brian L. Burton                60      President of Vertical Merchandising  Systems,  a division of        1998
                                       Wesco, Inc., a distributor of impulse  merchandising  systems to supermarkets, for over five years.

Ivan J. Winfield               66      Associate  Professor at Baldwin-Wallace  College,  Cleveland,       1998
                                       Ohio, and business  consultant since September 1995. Prior thereto,  Mr.  Winfield  was Managing Partner of Coopers &
                                       Lybrand, Cleveland,  Ohio from 1978 to 1994. He is a director of Boykin Lodging Co., HMI Industries, Inc., and OfficeMax,
                                       Inc.


                                                   PRINCIPAL OCCUPATION PAST FIVE YEARS,                 DIRECTOR
NAME OF DIRECTOR              AGE                           OTHER DIRECTORSHIPS                           SINCE
----------------              ---                           -------------------                           -----


Robert A. Glick                54      Chairman and Chief Executive Officer of Dots, Inc., a                 New
                                       retailer of women's apparel.  He is a director of National          Nominee
                                       Retail Federation and Chairman of the Advisory Board of the
                                       Shannon Rodgers and Jerry Silverman School of Fashion Design
                                       and Merchandising at Kent State University.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four meetings in 2000. The Board of Directors has an Audit Committee and a Compensation Committee, each of which held two meetings in 2000. All of the current Directors attended all of the Board and applicable committee meetings held during 2000.

         Audit Committee. The committee consists of Messrs. Russell, Burton and Winfield, operates pursuant to a written charter (a copy of which is attached as Appendix A to this Proxy Statement), and is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors, KPMG LLP. Nasdaq Stock Market rules require that by June 2001, the Company and other listed companies have an Audit Committee comprised of three independent directors. It is anticipated that Mr. Glick, following his election as a director, will replace Mr. Russell on the Audit Committee. Messrs. Burton and Winfield are each, and Mr. Glick will be, an "independent Director" as defined in the Nasdaq rules. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for 2000 with management and discussed those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the Company's independent auditors. The Audit Committee received the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee) from KPMG LLP and discussed that firm's independence with representatives of the firm.

         Based upon the Audit Committee's review of the audited consolidated financial statements and its discussions with management and the Company's independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements for the fiscal year ended December 31, 2000 in the Company's Annual Report on form 10-K filed with the Securities and Exchange Commission.

                           Ivan J. Winfield, Chairman
                                 Brian L. Burton
                               Wayland J. Russell

         Compensation Committee. This committee, chaired by Mr. Russell, reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Company's stock option and other management compensation plans.

                            COMPENSATION OF DIRECTORS

         During 2000, the Company's policy was to pay each outside Director a fee of $10,000 for attendance at up to four meetings per year, together with reimbursement of out-of-pocket expenses incurred in connection with the Directors' attendance at such meetings. In addition, each outside Director receives $2,500 per meeting for each meeting attended in excess of four per year. As of January 1, 2001, the Company will pay each outside Director an annual retainer fee of $15,000 in addition to the $10,000 fee for attendance at up to four meetings per year. In addition, each outside Director will receive $1,000 for each meeting attended in excess of four per year. No additional compensation is to be paid for committee meetings held on the same day as a Board of Directors' meeting. Officers of the Company who are also Directors will receive no additional compensation for serving as Directors.

         Each current outside Director of the Company upon their election received a stock option to purchase 10,000 Common Shares at $10 per share. Mr. Glick will automatically receive a 10,000 share option grant upon his election as a director; the option exercise price will be the fair market value of the Company's Common Stock on the date of the shareholders' meeting. All directors' options vest ratably over a period of three years and expire ten years from date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 30,2001 with respect to the beneficial ownership of the Common Shares. Unless otherwise indicated below, the persons named below have the sole voting and investment power with respect to the number of Common Shares set forth opposite their names. All information with respect to beneficial ownership has been furnished by the respective Director, Director-Nominee, officer or 5% or greater shareholder, as the case may be.

Names and, where necessary,                                     Number of Shares
Addresses of Beneficial Owners (1)                              Beneficially Owned                 Percentage
------------------------------                                  ------------------                 ----------

Wayland J. Russell                                                 2,534,375                         42.1%

Lawrence S. Hendricks                                                548,240                          9.1%

Michael J. Viveiros                                                  255,620                          4.3%

Ivan J. Winfield                                                       8,667    (2)                   *

Brian L. Burton                                                        9,667    (2)                   *

Robert A. Glick                                                            0

Michael A. Pecchia                                                    40,000    (3)                   *


All Directors, Director-nominees and
     Executive Officers of the Company (7 Persons)                 3,396,569    (4)                  56.8%

*Less than one percent

(1) Unless otherwise indicated, the address of all persons listed above is c/o Rainbow Rentals, Inc., 3711 Starr Centre Drive, Canfield, Ohio 44406

(2) Includes 6,667 shares subject to options that are currently exercisable.

(3) Includes 40,000 shares subject to options that are currently exercisable.

(4) Includes 53,334 shares subject to options that are currently exercisable.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Act of 1934 requires the Company's Directors, executive officers, and persons who own 10% or more of the Company's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the Company. Based upon a review of these filings and written representations from such individuals, the Company understands that all such filers have adhered to all applicable filing requirements.

                        EXECUTIVE OFFICERS' COMPENSATION

       The following table sets forth certain information with respect to the compensation earned during the years ended December 31, 2000, 1999, and 1998, respectively, by the Chief Executive Officer and all other named Executive Officers of the Company whose annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation                             Long Term Compensation
                                             -------------------                             ----------------------

                                                                     Other Annual        Option           All Other
Name and Principal Position      Year        Salary       Bonus      Compensation(1)      Awards(#)      Compensation(2)
---------------------------      ----        ------       -----      ------------         ---------      ------------

Wayland J. Russell               2000        $322,008     $51,200         $15,147            0                 13,878
   Chief Executive Officer       1999         322,138      50,000          22,368            0                 13,156
                                 1998         306,075         -0-          31,779            0                  1,844


Lawrence S. Hendricks            2000         243,000      38,500          12,747            0                  5,388
   Chief Operating Officer       1999         243,016      37,500          18,526            0                  4,388
                                 1998         229,556         -0-          19,841            0                  1,478


Michael J. Viveiros              2000          243,000      45,000          12,718           0                  5,776
   President                     1999          243,016      37,500          19,405           0                  5,033
                                 1998          229,556         -0-          23,508           0                  1,490


Michael A. Pecchia               2000           98,000      19,750          19,615           0                  1,673
   Chief Financial Officer       1999           98,000      15,250          18,908           0                  1,308



(1) Includes the value of perquisites reported as taxable wages, including for 2000 amounts for the Company's annual business meeting (cruise) and personal use of automobiles and country clubs. For Messrs. Russell, Hendricks, Viveiros, and Pecchia the value of the foregoing perquisites were as follows: Annual meeting -- $5,547, $5,547, $5,518 and $4,689, respectively; Automobile -- $5,596,
$2,199, $2,749 and $8,140, respectively; and Country Club -- $9,600, $7,200,
$7,200 and $6,784, respectively.

(2) Included in this column are contributions to the Company's defined contribution plans to the Executive Officers as well as amounts paid by the Company for life and disability insurance coverage for the benefit of the Executive Officers. Contributions to the defined contribution plan to Messrs. Russell, Hendricks, Viveiros and Pecchia were $805, $840, $840 and $0, respectively. Life and disability insurance premiums paid on behalf of Messrs. Russell, Hendricks, Viveiros and Pecchia were $13,073, $4,548, $4,936 and $1,673, respectively.

                                  STOCK OPTIONS

         No options were granted to any of the Executive Officers listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan during 2000.

                           AGGREGATED OPTION EXERCISES
                       IN 2000 AND YEAR-END OPTION VALUES

Shown below is information with respect to the unexercised options to purchase the Company's Common Shares under the Company's Stock Option Plan held by the Executive Officers listed in the Summary Compensation Table at December 31, 2000. None of the Executive Officers listed in the Summary Compensation Table executed any stock options during 2000.

                                                                Number of Securities              Value of Unexercised
                                                               Underlying Unexercised             In-the Money Options
                                                               Options at 12/31/00 (#)             At 12/31/00 ($) (1)
                                                               -----------------------             -------------------

                            Shares
                           Acquired         Value
                          On Exercise     Realized
            Name              (#)            ($)          Exercisable     Unexercisable      Exercisable      Unexercisable
            ----          -----------     ---------       -----------     -------------      -----------      -------------



Wayland J. Russell               0             0                   0                 0                 0                0
Lawrence S. Hendricks            0             0                   0                 0                 0                0
Michael J. Viveiros              0             0                   0                 0                 0                0
Michael A. Pecchia               0             0              40,000            20,000                 0                0

(1) Calculated in the basis of the fair market value of the underlying securities at December 31, 2000, minus the exercised price.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is generally responsible for determining the nature and amount of compensation for Executive Officers. The Board of Directors approves all decisions made by the Committee. This report documents the basis of executive compensation for 2000.

         Compensation Policy. The objectives of the Company's executive compensation policy include retaining, and as necessary, attracting highly qualified executive talent; motivating executive officers to achieve corporate performance objectives; rewarding individual performance and contributions; and aligning the interests of the executive officers with those of the Company's shareholders. The Company's executive officers own a significant number of shares of the Company, which provides additional long-term incentive for maximizing shareholder value.

         Base Salaries. The Committee reviewed the salaries of the Company's Executive Officers and there were no changes made in 2000 from 1999 base salaries.

         Incentive Compensation. The Company has not established a formal incentive bonus plan for the Company's Executive Officers. The Company's Executive Officers receive a portion of their compensation through incentive bonus compensation, which is based on the individual contributions of the Executive Officers. Based upon their individual contributions for 2000, the Committee approved bonuses for the Executive Officers, which are included in the Summary Compensation Table.

         Compensation of Chief Executive Officer. The committee used the same procedures and applied the same philosophy described above for all executive officers in setting the annual salary and bonus for the Company's Chief Executive Officer.

                                    Wayland J. Russell, Chairman
                                    Brian L. Burton
                                    Ivan J. Winfield

                              CERTAIN TRANSACTIONS

         The Company's headquarters facility is leased from an entity owned by Messrs. Russell, Hendricks and Viveiros under a ten-year triple-net lease, with three two-year options. In 2000, the rental amount was $120,000. The Company believes that the rental is at market rate and that the other provisions of the lease are on terms no less favorable to the Company than could be obtained from unrelated parties.

         For several years, the Company has made significant contributions to charitable organizations, including organizations for which directors and officers serve or have served as trustees or officers. The aggregate amount of charitable contributions were approximately $468,000; $355,000; and $230,000 in 2000, 1999 and 1998, respectively.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq of Composite Index") and a group consisting of publicly-traded rental - purchase companies (the "Industry Group") for 2000. The graph assumes that $100.00 was invested on June 5, 1998 (the date of the Company's initial public offering) in the Common Shares of the Company, the Nasdaq Composite Index and the Industry Group and assumes reinvestment of dividends. The Industry Group consists of Rent Way, Inc., Aaron Rents, Inc. and Rent-A-Center, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into and filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                            [GRAPH INSERTED HERE]

                          TOTAL RETURN TO STOCKHOLDERS
                       (ASSUMES $100 INVESTMENT ON 6/5/98)

TOTAL RETURN ANALYSIS
-----------------------------------------------------------------------------------------------------
                                 6/5/98          12/31/98           12/31/99           12/29/00
-----------------------------------------------------------------------------------------------------
RAINBOW RENTALS, INC.           $ 100.00        $   98.75           $  71.43          $   52.17

-----------------------------------------------------------------------------------------------------
PEER GROUP                      $ 100.00        $  105.07           $  87.11          $  120.69

-----------------------------------------------------------------------------------------------------
NASDAQ COMPOSITE                $ 100.00        $  123.27           $ 229.43          $  139.29

-----------------------------------------------------------------------------------------------------

                                  PROPOSAL TWO
                              INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as auditors for the year ending December 31, 2001. The Board of Directors requests the ratification of the appointment of KPMG LLP by the shareholders at the Annual Meeting. The Board of Directors recommends that each shareholder vote "FOR" ratification of KPMG LLP as auditors for 2001.

         Aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements and quarterly reviews of the financial statements in 2000 were $110,000.

         All non-audit aggregate fees billed by KPMG LLP for professional services rendered during fiscal year 2000 relating to an IT and Accounting Assessment and assistance in compliance with SEC reporting requirements were $70,000. The Audit Committee has considered whether the provision of services for these fees is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected KPMG LLP's independence.

         KPMG LLP has audited the Company's financial statements for each year since the year ended December 31, 1991. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matters other than those listed in the Notice of Meeting is to be presented for action at the meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                             SHAREHOLDERS' PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting of Shareholder is expected to be December 16, 2001.

                                              MICHAEL A. PECCHIA
                                              Secretary

By Order of the Board of Directors
April 16, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

The Audit Committee ("the Committee"), of the Board of Directors (the "Board") of Rainbow Rentals, Inc. (the "Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION
-----------

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the NASDAQ Stock Market, Inc. The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY
--------------

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountant is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or the determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY
---------

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter of activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS
--------

The Committee is to meet at least twice annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee may meet in separate executive sessions with the chief financial officer or independent accountants when considered appropriate.

ATTENDANCE
----------

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management or representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES
---------------

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitation have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following:

         - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

         - Results of the audit of financial statements and related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

         - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards
                  (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASDAQ Stock Market, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                              RAINBOW RENTALS, INC.
                             3711 Starr Centre Drive
                              Canfield, Ohio 44406

PROXY

         The undersigned, a holder of shares of Common Stock of Rainbow Rentals, Inc., an Ohio corporation (the "Company"), hereby appoints WAYLAND J. RUSSELL, LAWRENCE S. HENDRICKS and MICHAEL J. VIVEIROS, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on May 17, 2001, and any adjournments thereof, as follows:

1. Fix at six the number of Directors and the election of six members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

         FOR ALL NOMINEES LISTED BELOW               WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
                     [   ]                                                      [  ]

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his or her name below)

         Wayland J. Russell, Lawrence S. Hendricks, Michael J. Viveiros, Brian L. Burton, Ivan J. Winfield and Robert Glick.

2. The ratification of the appointment of KPMG LLP as the Company's auditors for the year ending December 31, 2001.

                              FOR           AGAINST          ABSTAIN

                              [  ]            [  ]            [  ]

3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 16, 2001 RELATING TO THE ANNUAL MEETING AND THE 2000 ANNUAL REPORT TO SHAREHOLDERS.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                  Date:    ___________________________, 2001


                  __________________________________________________
                  Signature(s) of Shareholder(s)

                       The signature(s) hereon should correspond exactly with
                  the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RAINBOW RENTALS, INC.